                                                                    EXHIBIT 10.1



           NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND CONSENT

         This Ninth Amendment to Loan and Security Agreement and Consent (this "NINTH AMENDMENT") is entered into as of the [____]day of September, 2002, between RAMSAY YOUTH SERVICES, INC., a Delaware corporation, f/k/a RAMSAY HEALTH CARE, INC. ("HOLDINGS"), with its principal place of business at Columbus Center, One Alhambra Plaza, Suite 750, Coral Gables, Florida 33134, each of the Subsidiaries of Holdings party to this Ninth Amendment and listed in EXHIBIT B to the Loan Agreement (the "HOLDINGS SUBSIDIARIES"), each of which is a corporation or other legal entity as indicated in EXHIBIT B, is organized under the laws of the jurisdiction indicated in EXHIBIT B, and has its principal place of business at the location indicated in EXHIBIT B (Holdings, the Holdings Subsidiaries, and each other Subsidiary of Holdings or of any Subsidiary of Holdings from time to time party to the Loan Agreement referred to below are hereinafter collectively referred to as "BORROWERS" and each individually as a "BORROWER"), and FLEET CAPITAL CORPORATION, a Rhode Island corporation (in its individual capacity, "FCC"), with offices at 5950 Sherry Lane, Suite 300, Dallas, Texas 75225, as a Lender, and as agent for all Lenders, in such capacity, "AGENT"), and such Persons who are or hereafter become parties to the Loan Agreement as a Lender. Capitalized terms used but not defined in this Ninth Amendment have the meanings assigned to them in Appendix A of that certain Loan and Security Agreement and Consent dated October 30, 1998, among Borrowers, Lenders and Agent, as amended (the "LOAN AGREEMENT").

                              W I T N E S S E T H:

         WHEREAS, by letter dated July 1, 2002, Agent and Lenders consented to the formation by Holdings of Ramsay Youth Services of Georgia, Inc., a Delaware corporation, as its wholly-owned subsidiary ("RYSG");

         WHEREAS, the Borrowers have requested that Agent and Lenders (i) amend the Loan Agreement to reflect the addition of RYSG as a subsidiary of Holdings and a guarantor of the obligations and (ii) consent to (a) the execution of the Macon Lease (as defined below) by RYSG and Ramsay Hospital Properties, Inc. a Delaware corporation ("RHPI") and (b) the consummation of the transactions contemplated therein; and

         WHEREAS, subject to the terms and conditions herein contained, Agent and Lenders have agreed to the Borrowers' request to consent to the execution of the Macon Lease and the consummation of the transactions contemplated therein and hereby amend the Loan Agreement as set forth in this Ninth Amendment.

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrowers, Agent and Lenders hereby agree as follows:


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         SECTION 1. Subject to the satisfaction of each condition precedent set forth in SECTION 3 hereof and in reliance on the representations, warranties, covenants and agreements contained in this Ninth Amendment, the Loan Agreement shall be amended effective September [___]2002 (the "NINTH AMENDMENT EFFECTIVE DATE") in the manner provided in this SECTION 1:

         1.1 ADDITIONAL DEFINITIONS. APPENDIX A of the Loan Agreement shall be and is hereby amended by adding the following definitions to such Appendix:

                  MACON LEASE - THAT CERTAIN COMMERCIAL LEASE DATED SEPTEMBER [___], 2002 BY AND AMONG RHPI AND RYSG;

                  NINTH AMENDMENT - THAT CERTAIN NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND CONSENT DATED AS OF SEPTEMBER [___], 2002 AMONG BORROWERS, AGENT AND LENDERS;

                  NINTH AMENDMENT EFFECTIVE DATE - THE DATE ON WHICH THE NINTH AMENDMENT BECOMES EFFECTIVE PURSUANT TO SECTION 3 OF THE NINTH AMENDMENT

                  RHPI - RAMSAY HOSPITAL PROPERTIES, INC., A DELAWARE
         CORPORATION;

                  RYSG - RAMSAY YOUTH SERVICES OF GEORGIA, INC., A DELAWARE CORPORATION.

         1.2 AMENDMENT TO EXHIBITS. Exhibits B, D, E, F, G, J, L and V to the Loan Agreement shall be amended in their entirety by substituting Exhibits B, D, E, F, G, J, L and V attached hereto for such Exhibits.

         1.3 CORPORATE OR NAME CHANGE. SUBSECTION 8.1.12 of the Loan and Security Agreement is hereby added to Section 8 as follows:

                  8.1.12 CORPORATE OR NAME CHANGE. EACH BORROWER WILL NOTIFY AGENT IN WRITING THIRTY (30) DAYS PRIOR TO ANY CHANGE IN SUCH BORROWER'S NAME, IDENTITY OR CORPORATE STRUCTURE. NO BORROWER SHALL CHANGE ITS STATE OF ORGANIZATION WITHOUT THE PRIOR WRITTEN CONSENT OF AGENT.

         1.4 AMENDMENT TO TOTAL INDEBTEDNESS. Subsections (xi) and (xii) of SUBSECTION 8.2.3 of the Loan and Security Agreement shall be amended in their entirety as follows:

                  (XI) INDEBTEDNESS OF HOLDINGS INCURRED IN CONNECTION WITH THE GUARANTY OF THE MACON LEASE; AND

                  (XII) INDEBTEDNESS NOT INCLUDED IN PARAGRAPHS (I) THROUGH (XI) ABOVE WHICH BY ITS TERMS IS UNSECURED AND DOES NOT EXCEED AT ANY TIME, IN THE AGGREGATE, THE SUM OF FIVE HUNDRED THOUSAND DOLLARS ($500,000).



                                       2
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         1.5 AMENDMENT TO LEASES. SUBSECTION 8.2.16 of the Loan and Security
Agreement shall be amended in its entirety to read as follows:

                  8.2.16 LEASES. BECOME OR PERMIT ANY OF THE SUBSIDIARIES OF HOLDINGS TO BECOME, A LESSEE UNDER ANY OPERATING LEASE EXECUTED AFTER THE CLOSING DATE (OTHER THAN A LEASE UNDER WHICH A BORROWER OR ANY OF ITS SUBSIDIARIES IS LESSOR OR THE MACON LEASE) OF PROPERTY IF THE AGGREGATE RENTALS PAYABLE DURING ANY CURRENT OR FUTURE PERIOD OF 12 CONSECUTIVE MONTHS UNDER THE LEASE IN QUESTION AND ALL OTHER LEASES EXECUTED AFTER THE CLOSING DATE UNDER WHICH HOLDINGS OR ANY OF ITS SUBSIDIARIES IS THEN LESSEE WOULD EXCEED $500,000. THE TERM "RENTALS" MEANS, AS OF THE DATE OF DETERMINATION, ALL PAYMENTS WHICH THE LESSEE IS REQUIRED TO MAKE BY THE TERMS OF ANY LEASE.

         SECTION 2. CONSENT. Effective as of the Ninth Amendment Effective Date, Agent and Lenders hereby consent to (i) RYSG's execution of the Macon Lease with RHPI as landlord pursuant to the reasonable requirements of RYSG's business and upon terms which are fully disclosed to Agent and no less favorable than would be obtained in a comparable arm's length transaction with a Person not an Affiliate of RYSG as required by SECTION 8.2.4 and (ii) the consummation of the transactions contemplated in the Macon Lease. Borrowers acknowledge and agree that the foregoing consents are limited solely to the matters expressly set forth. Nothing contained in the consent set forth herein shall obligate Agent and Lenders to grant any additional or future consent pursuant to SECTION 8.2.4 of the Loan Agreement or any other provision of the Loan Agreement or any other Loan Document.

         SECTION 3. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENTS. The amendments to the Loan Agreement contained in SECTION 1 of this Ninth Amendment shall be effective only upon the satisfaction of each of the conditions set forth in this SECTION 3. If each condition set forth in this SECTION 3 has not been satisfied by September [____], 2002, this Ninth Amendment and all obligations of Lenders contained herein shall, at the option of Lenders, terminate.

         3.1 DOCUMENTATION. Agent and Lenders shall have received, in form and substance acceptable to Agent and Lenders and their counsel, a duly executed copy of this Ninth Amendment. Agent and each Lender shall have received, in form and substance acceptable to Agent and Lenders and their counsel, a duly executed original of each of the following: (i) Pledge Amendment of Holdings, (ii) Guaranty of RYSG, (iii) Security Agreement of RYSG, (iv) Landlord Agreement between RHPI and Agent and (v) any other documents, instruments and certificates as Agent and Lenders and their counsel shall require in connection therewith prior to the date hereof, all in form and substance satisfactory to Agent and Lenders and their counsel.

         3.2 2007 SUBORDINATED DEBT DOCUMENTS. ING and SunTrust shall have (i) consented to (a) RYSG's execution of the Macon Lease and (b) the execution by Holdings' of the Guarantee of the Macon Lease and the consummation of the transactions contemplated thereby and (ii) amended the 2007 Subordinated Debt Documents in a manner and on terms and conditions satisfactory to the Agent and Lenders.




                                       3
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         3.3 CORPORATE EXISTENCE AND AUTHORITY. Agent and Lenders shall have received such resolutions, certificates and other documents as Agent and Lenders shall request relative to the authorization, execution and delivery by each Loan Party of this Ninth Amendment, including, but not limited to the following:

         1.       Company General Certificate for RYSG;

         2. Copy of Resolutions of RYSG, authorizing the execution of the Ninth Amendment and the other documents required by Section
                  3.1 hereof; and

         3. Good Standing Certificates for RYSG from its state of incorporation.

         3.4 NO DEFAULT. No Default or Event of Default shall exist.

         3.5 NO LITIGATION. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Ninth Amendment, the Loan Agreement or the consummation of the transactions contemplated hereby.

         3.6 FEE. Borrowers shall have paid to Agent an amendment fee of $2,500.

         SECTION 4. REPRESENTATIONS AND WARRANTIES OF BORROWERS AND RYSG. To induce Agent and Lenders to enter into this Ninth Amendment, each Loan Party hereby represents and warrants to Agent and Lenders as follows:

         4.1 NO LIABILITIES OF RYSG. RYSG has no material liabilities, indebtedness or other obligations (including, without limitation, contingent liabilities).

         4.2 REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each representation and warranty of any Loan Party contained in the Loan Agreement and the other Loan Documents, as amended hereby, is true and correct on the date hereof and will be true and correct after giving effect to (i) the amendments set forth in SECTION 1 hereof and (ii) the formation of RYSG.

         4.3 NO OUTSTANDING JUNIOR SUBORDINATED DEBT OR PREFERRED STOCK. As of the date hereof, there is no outstanding Indebtedness with respect to the Junior Subordinated Debt Documents and no Preferred Stock is outstanding.

         4.4 CORPORATE AUTHORITY; NO CONFLICTS. The execution, delivery and performance by each Borrower of this Ninth Amendment and all documents, instruments and agreements contemplated herein are within each Borrower's respective corporate powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of applicable Law or any material agreement binding upon any Loan Party or result in the creation or imposition of any Lien upon any of the assets of any Loan Party except as permitted in the Loan Agreement, as amended hereby.



                                       4
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         4.5 ENFORCEABILITY. This Ninth Amendment constitutes the valid and binding obligation of each of the Borrowers enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

         4.6 NO DEFENSES. No Loan Party has any defenses to payment, counterclaims or rights of set off with respect to the Obligations.

         SECTION 5. MISCELLANEOUS.

         5.1 REAFFIRMATION OF LOAN DOCUMENTS; EXTENSION OF LIENS. Any and all of the terms and provisions of the Loan Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. Borrowers hereby extend the Liens securing the Obligations until the Obligations have been paid in full, and agree that the amendments and modifications herein contained shall in no manner affect or impair the Obligations or the Liens securing the payment and performance thereof.

         5.2 PARTIES IN INTEREST. All of the terms and provisions of this Ninth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         5.3 LEGAL EXPENSES. The Borrowers hereby agree to pay promptly following receipt of an invoice detailing all reasonable fees and expenses of counsel to Agent and Lenders incurred by Agent or any Lender, in connection with the preparation, negotiation and execution of this Ninth Amendment and all related documents.

         5.4 COMPLETE AGREEMENT. THIS NINTH AMENDMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         5.5 HEADINGS. The headings, captions and arrangements used in this Ninth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Ninth Amendment, nor affect the meaning thereof.


                            (SIGNATURE PAGES FOLLOW)



                                       5
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         IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWERS:

RAMSAY YOUTH SERVICES, INC.


By:
   --------------------------------------------------
         Marcio C. Cabrera
         Executive Vice President

BOUNTIFUL PSYCHIATRIC HOSPITAL, INC.
EAST CAROLINA PSYCHIATRIC SERVICES CORPORATION
GREAT PLAINS HOSPITAL, INC.
GULF COAST TREATMENT CENTER, INC.
HAVENWYCK HOSPITAL, INC.
H. C. CORPORATION
HSA HILL CREST CORPORATION
HSA OF OKLAHOMA, INC.
MICHIGAN PSYCHIATRIC SERVICES, INC.
RAMSAY TREATMENT SERVICES, INC.
       f/k/a RAMSAY EDUCATIONAL SERVICES, INC.
RAMSAY MANAGED CARE, INC.
RAMSAY YOUTH SERVICES OF ALABAMA, INC.
RAMSAY YOUTH SERVICES OF FLORIDA, INC.
RAMSAY YOUTH SERVICES OF SOUTH CAROLINA, INC.
RHCI SAN ANTONIO, INC.
TRANSITIONAL CARE VENTURES, INC.
TRANSITIONAL CARE VENTURES (TEXAS), INC.


By:
   --------------------------------------------------
         Marcio C. Cabrera
         Vice President

H. C. PARTNERSHIP
By:  H.C. CORPORATION, General Partner
By:  HSA HILL CREST CORPORATION, General Partner


       By:
          --------------------------------------------
                  Marcio C. Cabrera
                  Vice President

AGENT AND LENDERS:

FLEET CAPITAL CORPORATION
("Agent" and a "Lender")


By:
   --------------------------------------------------
       Dennis M. Hansen
       Senior Vice President


Revolving Credit Loan Commitment:         $15,000,000.00
Revolving Credit Percentage:                         100%
Term Loan Commitment:                     $ 6,945,763.00
Term Loan Percentage:                                100%
Acquisition Loan Commitment:              $   364,862.87
Acquisition Loan Percentage:                         100%





                                       7
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                            CONSENT AND REAFFIRMATION

       The undersigned (each a "GUARANTOR") hereby (i) acknowledges receipt of a copy of the foregoing Ninth Amendment to Loan and Security Agreement and Consent (the "NINTH AMENDMENT"); (ii) consents to Borrowers' execution and delivery thereof; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Borrowers to Lenders pursuant to the terms of its Guaranty in favor of Agent and the Lenders (the "GUARANTY") and reaffirms that the Guaranty is and shall continue to remain in full force and effect. Although Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, Guarantor understands that the Lenders have no obligation to inform Guarantor of such matters in the future or to seek Guarantor's acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such duty.

       IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of the Ninth Amendment.


GUARANTOR:

RAMSAY YOUTH SERVICES OF GEORGIA, INC.

By:
   --------------------------------------------------
       Marcio C. Cabrera
       President

RAMSAY YOUTH SERVICES PUERTO RICO, INC.


By:
   --------------------------------------------------
      Marcio C. Cabrera
      Vice President




                                       8
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                                    EXHIBIT B
               BORROWERS AND EACH SUBSIDIARY'S BUSINESS LOCATIONS

                                 [SEE ATTACHED]

                                    EXHIBIT D
            JURISDICTIONS IN WHICH EACH BORROWER AND EACH SUBSIDIARY
                         ARE AUTHORIZED TO DO BUSINESS

                                 [SEE ATTACHED]

                                    EXHIBIT E
                         CAPITAL STRUCTURE OF BORROWERS

                                 [SEE ATTACHED]

                                    EXHIBIT F
                                 CORPORATE NAMES

                                 [SEE ATTACHED]

                                    EXHIBIT G
                   TAX IDENTIFICATION NUMBERS OF SUBSIDIARIES

                                 [SEE ATTACHED]

                                    EXHIBIT J

                                 [SEE ATTACHED]

                                    EXHIBIT L

                                 [SEE ATTACHED]

                                    EXHIBIT V

                                 [SEE ATTACHED]